dunkin' brands

DUNKIN' DONUTS
ICED
Coolatta
Latte
BR
cappuccino

DUNKIN' DONUTS

baskin robbins

Dunkin’ Dunkin’ Brands Group, Inc. Brands Group, Inc. August 2011 August 2011 Exhibit 99.1

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Forward-looking statements
Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,”
“should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions.
Our forward-looking statements are subject to risks and uncertainties such as the ongoing level of profitability of our franchisees and licensees, prices and availability of coffee and other raw materials, our substantial indebtedness, changes in the quick service restaurant industry, ability or inability to meet our growth projections as well as other risks described more fully in our filings with the Securities and
Exchange Commission.  These risks and uncertainties may cause actual results to differ materially from those projected or implied by the forward-looking statement.
Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof.  We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.
Regulation G
This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the relevant GAAP amount are provided as an attachment to these slides.

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Strong platform for continued growth
Our key business strengths
Strong and established brands with leading market positions
Two strong and highly recognized global brands that generated LTM franchisee-reported sales of
$7.9 bn
(1)
Strong comp store sales trajectory
Significant opportunities to grow brands globally
Over 16,000 global locations with significant opportunity for domestic and international growth
Invested during downturn to position ourselves for growth
Franchised business model provides platform for growth
Nearly 100% franchised business model generates high margins with low capex requirements, driving cash flow generation
Store-level economics generates franchisee demand for additional restaurants

1. Last twelve months (“LTM”) ending June 25, 2011
Highly experienced, aligned and motivated management team with franchise “operating” philosophy

DUNKIN' DONUTS

baskin robbins

Love
AT FIRST SLICE

Strawberry

dunkin' brands

DUNKIN' DONUTS

baskin robbins

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Two leading global brands
each with over 60 years of heritage
Source: NPD Group/CREST for year ending February 2011;  Omnibus Awareness Study, July 2010;
Brand Keys

Over 95% aided brand awareness in U.S.
#1 in QSR customer loyalty for 5 straight years
1 bn+ cups of coffee sold in the U.S. annually
#1 position in Hot/Regular/Flavored/Decaf Coffee,
Iced Coffee, Donuts, Bagels and Muffins
Over 50% share of New England coffee servings and
morning meal traffic
36 U.S. states and in 31 other countries
1,000+ ice cream flavors
95% aided brand awareness in U.S
#1 hard serve ice cream position in U.S.
#1 market share positions in Fast Food Ice Cream
category in Japan and South Korea in 2010
45 U.S. states and in 46 other countries
America Runs on Dunkin’
® More Flavors, More Fun™

Confidential information:  Copying, dissemination or distribution of this information is strictly prohibited.
LTM Franchisee-Reported Sales
1
U.S.
$6.0 bn
(77%)
Intl
$1.8bn
(23%)
$6.2bn
(78%)
$1.7bn
(22%)
Global Points of Distribution
2
9,867
(60%)
6,560
(40%)
U.S.
9,348
(57%)
Intl
7,079
(43%)
Substantial global platform across both brands

1. Last twelve months (“LTM”) ending June 25, 2011
2. Data through Q2 2011

DUNKIN' DONUTS

Domestic International

8.6% CAGR (8/31/01 - 6/25/11)
$2,729 $3,001 $3,206 $3,633 $4,143 $4,973 $5,268 $5,533 $5,682 $5,987 $6,167
234 231 231 249 289 438 476 529 508 584 613
2,495 2,770 2,975 3,384 3,854 4,535 4,792 5,004 5,174 5,403 5,554
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 LTM 6/25/11

6.7% CAGR (8/31/01 - 6/25/11)
5,194 5,381 5,741 6,120 6,590 7,293 7,988 8,835 9,186 9,760 9,867
1,581 1,605 1,720 1,775 1,775 1,925 2,219 2,440 2,620 2,988 3,029
3,613 3,776 4,021 4,345 4,815 5,368 5,769 6,395 6,566 6,772 6,838
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Q2'11

baskin robbins

Domestic International

6.8% CAGR (8/31/01 - 6/25/11)
$888 $937 $944 $1,036 $1,148 $1,238 $1,295 $1,360 $1,494 $1,652 $1,703
380 414 434 501 594 659 723 800 970 1,158 1,217
508 523 510 535 554 579 572 560 524 494 486
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 LTM 6/25/11

4.0% CAGR (8/31/01 - 6/25/11)
4,445 4,570 4,968 5,323 5,636 5,893 5,874 6,013 6,207 6,433 6,560
2,231 2,292 2,475 2,645 2,856 3,021 3,111 3,321 3,610 3,886 4,050
2,214 2,278 2,493 2,678 2,780 2,872 2,763 2,692 2,597 2,547 2,510
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Q2'11

dunkin' brands

DUNKIN' DONUTS

baskin robbins

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Note: Fiscal year-end changed from August to December starting in 2006. POD represents a single store or kiosk;
combo stores count as one POD for each brand.
Franchisee-reported sales ($mm)
Franchisee-reported sales ($mm)
PODs
PODs
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Consistent track record of growth

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Highly experienced management team
Name Title Past experience
Nigel Travis Chief Executive Officer, Dunkin’
Brands and President, Dunkin’
Donuts U.S.
President & Chief Executive Officer of Papa John’s, President & Chief Operating Officer of Blockbuster and
SVP Burger King
Neil Moses Chief Financial Officer Executive Vice President / Chief Financial Officer of Parametric Technology Corporation
John Costello Chief Global Marketing & Innovation
Officer
Executive Vice President of Merchandising and Marketing at Home Depot, Senior Executive Vice President of
Sears, Senior Vice President of Marketing & Sales at Pepsi-Cola USA and Chief Global Marketing Officer of
Yahoo!
Paul Twohig
Chief Operating Officer, Dunkin’
Donuts U.S.
Senior Vice President of Starbucks; Executive Vice President and Chief Operating Officer of Panera Bread
Company
John Dawson Chief Development Officer, U.S. Vice President of Worldwide Restaurant Development for McDonald’s Corporation
Neal Yanofsky President, International President of Panera Bread Company
Bill Mitchell
Senior Vice President & Brand
Officer, Baskin-Robbins U.S.
President of Global Operations for Papa John’s
Richard Emmett
Senior Vice President & General
Counsel
Former Executive Vice President and Chief Legal Officer of Quiznos, Senior Vice President and General
Counsel of Papa Johns
Christine Deputy
Senior Vice President, Chief Human
Resources Officer
Vice President of Asia Pacific Human Resources for Starbucks
Karen Raskopf
Senior Vice President, Chief
Communications Officer
Senior Vice President of Corporate Communications for 7-Eleven and Blockbuster
Dan Sheehan Chief Information Officer Senior Vice President/Chief Information Officer for ADVO
Srinivas Kumar
President & Chief Operating Officer,
Baskin-Robbins International
General Manager of Galadari (largest Baskin-Robbins licensee worldwide)
Tony Pavese
Chief Operating Officer, Dunkin’
Donuts International
Chief Operating Officer for Popeye’s International

Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. 8 Our growth strategy

DUNKIN' DONUTS

baskin robbins

DUNKIN' DONUTS
baskin robbins

dunkin' brands
DUNKIN' DONUTS
baskin robbins

Focused growth strategies across each segment
8% of 2010 revenue
73% of 2010 revenue
19% of 2010 revenue
Increase comparable
store sales and
profitability in DD U.S.
Continue DD U.S.
contiguous store
expansion
Increase comparable
store sales growth of BR
U.S.
Drive accelerated
international growth
across both brands
Confidential information:  Copying, dissemination or distribution of this information is strictly prohibited.

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Dunkin’ Donuts U.S. strategy
Drive comparable store sales and profitability
•
Successful product innovation record with strong pipeline
•
Differentiated brand platform with high-impact marketing
•
Operations-focused culture driving improved in-store
experience
Accelerate profitable and contiguous POD growth
•
Among one of the industry-leading expansion track records
•
Significant opportunity across U.S.

6.5%
5.7%
4.3%
7.0%
6.1%
4.3%
1.3%
(0.8%)
(1.3%)
(0.6%)
1.9%
2.7%
4.7%
2.8%
3.8%

Strong comp growth momentum
Resilient comp performance throughout economic cycles
Note: Fiscal year-end changed from August to December starting in 2006
45 consecutive
quarters of
comparable store
sales growth
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2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
(2.0%)
0.0%
2.0%
4.0%
6.0%
8.0%
Dunkin’ Donuts U.S. comparable store sales growth

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Powerful track record of product innovation
1995
1996
1998
Fruit Coolatta
®
2000
Dunkaccino
®
Hot chocolate
2001
Vanilla Chai
2003
2004
2005
Turbo Ice
®
Tropicana
®
Coolatta
®
9 iced coffee and hot
coffee flavors
2008
DD Smart
®
Flatbreads
2010
2009
Wake-Up Wrap
®
2011
Big n’ Toasty
Shaped donuts
Dunkin’ K-Cups
Frozen Iced Tea
Hot espresso
platform
Iced lattes
Bagel twists
Coolatta
®
mixology
PM snacks
Hazelnut and
French Vanilla
Coffee excellence
Breakfast sandwiches
Bagels

AMERICA RUNS ON DUNKIN'

Caramel or Mocha? Yes.
ICED Latte
ICED coffee

WHAT ARE YOU DRINKIN'?

FREE COFFEE

UNLOCK THE LAB
CAPTAIN AMERICA

BLUEBERRY WAFFLE SANDWICH

MEDIUM ROAST
DUNKIN' DONUTS
ORIGINAL BLEND

DUNKIN' DONUTS

dunkin' brands

DUNKIN' DONUTS

baskin robbins

High impact marketing with broad reach

Strong heritage in traditional media
Growing interactive, internet
and social media
Produce news “buzz”
from Limited Time
Offerings
TV, Radio, Print,  PR, POP,
Local Marketing
Strong grocery
coffee business
Growing loyalty
program
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Intense focus on restaurant level
operational support
Clearly defined store
standards
Strong remodel program
Strong support to
franchisees and
restaurant managers with
training and marketing
Effective systems for
back-office management
People &
systems
Great guest
experience
Profitable
topline sales
Strong guest satisfaction score trends

Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. 15 Our U.S. development opportunity

(50)
206
128
Chipotle
90
73
47
43
35
23
21
15
35
22
(25)
(107)
(24)
30
-175
-75
25
125
225
325
825

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An industry leader in U.S. development
Disciplined development process
Attracting and selecting quality
franchisees
Rigorous market planning
and site selection
An industry leader in U.S.
development
Phased market
development
2010 net U.S. store development
Source: SEC filings and Dunkin’ Brands
-148
+20
806

DUNKIN' DONUTS

dunkin' brands

DUNKIN' DONUTS

BR baskin robbins

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Platform to drive accelerated development pace
Tremendous potential for
contiguous growth
•
200+ million in untapped population
New store pipeline momentum
•
50% increase in 2010 over 2009
Expanding lender base
Constant focus on unit economics
•
Approximately 23% reduction in
build-out cost for end-cap drive-thru
locations in the last three years
•
Over $220mm reduction in supply
chain costs between 2008 and Q1
2011
Store-level economics – traditional stores
Average initial capex (1) $474,000
Average unit volumes (1) $855,000
Sales to capital ratio 1.8x
1. 2010 cohort of new traditional stores, excludes gas & convenience
90%+ of new development in
2010 from existing franchisees
Unit economics generate new
franchisee demand

WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR

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Region
Population
(mm)
Stores (1) Penetration
Core 36.0 3,720 1:9,700
Eastern Established 53.8 2,151 1:25,000
Eastern Emerging 88.7 792 1:112,100
West 130.0 109 1:1,193,000

Significant opportunity for profitable growth
1. As of 12/25/2010

Penetration per capita
350,000
200,000
150,000
100,000
50,000
0
50,000
25,000
0
34,200
19,800
2000
2010
5,800
5,600
6,700
14,000
15,000
20,000
25,000
30,000
33,000
51,000
75,000
84,000
112,000
130,000
135,000
150,000
378,000
Boston
Providence
Hartford
NY
Philadelphia
Chicago
Baltimore
Miami
Tampa
Wash DC
Cleveland
Atlanta
Cincinnati
Pittsburgh
Phoenix
Las Vegas
Dallas

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Proven ability to increase penetration
in Established markets
Core Established Emerging
33%
2010 net new
open (% of total) (1)
36% 28%
West
3%
1. Represents entire region, not select DMAs
Total penetration of select
established markets

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Significant long-term expansion opportunity
~15,000
6,772
DD pro forma penetration 1:9,200 1:20,000                          1:23,000                               1:25,000             1:20,000
~5,109
~3,792
2,151
~2,701
3,720
~3,920
~200
~550
~3,000
5,000
2010 Core Established Emerging West Long
-
term
Core
Established
Emerging
West
109
792
~
Dunkin’ Donuts U.S. bridge to long-term goal (existing stores + new net development)

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History of successful international growth particularly in Asia
Dunkin’ Brands is among the largest U.S. QSR companies overseas by unit count
Renewed focus on strengthening international segments under new leadership
Emphasis on improving penetration in existing markets, given strong concept acceptance
Leverage brands’ strengths to grow in markets with significant potential
•
Baskin-Robbins has close-to-universal product appeal
•
Dunkin’ Donuts’ platform allows for localization and flexibility
Drive accelerated international growth
for both brands

2007 – 2010 International Growth
13% International SWS CAGR
9% International POD CAGR

Baskin-Robbins
Dunkin' Donuts
900
800
700
600
500
400
300
200
100
-
2,827
2,390
539
221
313
88
293
319
78
11
Asia
Middle East
Europe
Americas
Australia / NZ

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Note: Unit count as of Q2 2011
Both brands have strong international
presence with significant growth potential

Store count:
6,000
5,217
401
324
89
760

DUNKIN' DONUTS
baskin robbins

cafe baskin robbins

ДАНКИН ДОНАТС
DUNKIN' DONUTS

DUNKIN' DONUTS
DUNKIN' DONUTS

baskin robbins

DUNKIN' DONUTS

baskin robbins

new

Custard Pudding
NEW

baskin robbins
WINTER WARMERS
WAFFLES
BROWNIES
COFFEE

dunkin' brands
DUNKIN' DONUTS
baskin robbins

24 Dynamic and differentiated international brands Confidential information: Copying, dissemination or distribution of this information is strictly prohibited.

Confidential information:  Copying, dissemination or distribution of this information is strictly prohibited.
Drive growth in established markets (Japan, Korea and
Middle East)
Accelerate China growth for both brands
Build-out emerging markets (Russia and Latin America)
Launch Dunkin’ Donuts in India
450 – 500 planned 2011 net openings
Focused international growth priorities

Try A New Flavor
Every Month!
Firehouse '31
April
OREO Gold Rush!
May
Toffee Pecan Crunch
June
cappuccino
blast
Original
baskin robbins

Confidential information:  Copying, dissemination or distribution of this information is strictly prohibited.

Continue to re-energize Baskin-Robbins U.S.
Leveraging 65-year heritage and 95% aided brand awareness
Implementing focused strategic plan aimed at improving comp sales
•
Sharpening brand differentiation
•
Improving operations and marketing
•
Optimizing supply chain to increase franchisee profitability
•
Introducing standardized retail technology
•
Accelerating store transfer program
Early results are encouraging
•
Reached an all-time high in overall guest satisfaction
•
Increased franchisee engagement
•
Improving comp sales trend

Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. 27 Financial highlights

40%
31%
22%
16%
16%
15%
14%
13%
12%
9%
dunkin' brands (1)
Tim Hortons
Yum!
Chipotle

8%
10%
19%
22%
24%
26%
29%
31%
33%
34%
dunkin' brands
Tim Hortons
Chipotle
Yum!

Our unique investor proposition
Asset-lite model / low capex requirements
•
Restaurant buildout costs borne by franchisees
•
Franchisee-owned DD supply chain network
Less affected by store-level costs (i.e. commodities)
than most  QSRs
•
Revenues driven off franchisee topline sales
•
Collaboration with franchisees to maximize
restaurant profitability
Proven ability to drive comp store sales growth
Accelerating POD development
Leverageable cost structure with industry-leading
operating margins
Ability to further leverage G&A
Cash flow generation and deleveraging
1. Represents operating income before amortization and impairment
Attractive business model
Long-term growth opportunity
FY 2010 operating income margin 2010 capex vs. peers (% of EBITDA)
Confidential information:  Copying, dissemination or distribution of this information is strictly prohibited.

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Pro Forma capital structure

($mm)
Actual
6/25/11
Pro forma
IPO
6/25/11
Cash and Cash Equivalents
(1)
$146 $129
Revolving Credit Facility 0 0
Term Loan B
(2)
1,497 1,497
Capital leases 5 5
Total Secured Debt $1,502 $1,502
Senior Unsecured Notes
(2)
375 0
Total Debt $1,877 $1,502
Total Secured Net Debt
(3)
/ Adjusted EBITDA
(4)
4.9x 4.9x
Total Net Debt
(3)
/ Adjusted EBITDA
(4)
6.2x 4.9x
Adjusted EBITDA
(4)
/ Interest Expense
(5)
2.4x 4.5x
1. Amount includes cash held for advertising funds or reserved for gift card/certificate programs
2. Debt balances exclude original issue discount
3. Total debt is net of original issue discount and excludes cash held or reserved for gift card/gift certificate programs of $59mm
4. Adjusted EBITDA reflects LTM 6/25/2011 Credit Agreement EBITDA of $289.2mm
5. Actual interest expense is $120.5mm (representing annualized interest post-November 2010 refinancing, as per the Credit Agreement), and $64.8mm for pro forma IPO
Pro Forma capital structure at 6/25/2011

Long-term earnings model
Strong, predictable revenue growth
•
U.S. consolidated comps in the
2–4% range
•
Total net unit development of
approximately 3–5% with
opportunity to accelerate
Highly leverageable cost structure
•
Drives margin expansion of
150–200 bps per year
Strong free cash flow
•
Facilitates earnings growth through
deleveraging or shareholder payout
6–8% revenue growth
10–12% operating income
(excl. intangibles
amortization) growth
15%+ EPS (excl. intangibles
amortization) growth
Drivers
Long-term targets
Confidential information:  Copying, dissemination or distribution of this information is strictly prohibited.

Confidential information:  Copying, dissemination or distribution of this information is strictly prohibited.
Strong platform for continued growth
Our key business strengths
Strong and established brands with leading market positions
Two strong and highly recognized global brands that generated LTM franchisee-reported sales of
$7.9 bn
(1)
Strong comp store sales trajectory
Significant opportunities to grow brands globally
Over 16,000 global locations with significant opportunity for domestic and international growth
Invested during downturn to position ourselves for growth
Franchised business model provides platform for growth
Nearly 100% franchised business model generates high margins with low capex requirements, driving cash flow generation
Store-level economics generates franchisee demand for additional restaurants

1. Last twelve months (“LTM”) ending June 25, 2011
Highly experienced, aligned and motivated management team with franchise “operating” philosophy dunkin' brands℠

DUNKIN' DONUTS®

BR baskin robbins®

dunkin' brands℠ DUNKIN' DONUTS BR baskin robbins

Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. 32

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Attachment – Non-GAAP Reconciliation
Fiscal Year 2010
($ in mm)
As Percentage of
Total Revenue
Operating income $193.5 33.5%
Adjustments:
Amortization of intangible assets 32.5 5.6%
Impairment charges 7.1 1.2%
Adjusted operating income $233.1 40.4%
Adjusted operating income is reconciled to operating income for fiscal year 2010 as follows: